Rule 497(e)

Registration Nos. 333-140895 and 811-22019

FIRST TRUST EXCHANGE-TRADED ALPHADEX® FUND
(the “Trust”)

FIRST TRUST MEGA CAP ALPHADEX® FUND

(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION

DATED NOVEMBER 10, 2020

The shareholders of each of the Fund and First Trust Dow 30 Equal Weight ETF (“EDOW”), an exchange-traded fund managed by First Trust Advisors L.P. (“FTA”), approved the reorganization of the Fund with and into EDOW, at a joint special meeting of shareholders held on November 9, 2020.

Upon the completion of the reorganization, which is expected to be tax-free, the assets of the Fund will be transferred to, and the liabilities of the Fund will be assumed by, EDOW, and shareholders of the Fund will receive shares of EDOW with a value equal to the aggregate net asset value of the shares of the Fund held by them. The closing date of the reorganization is expected to occur by the end of 2020. No assurance can be given as to the exact timing of the closing of the transaction.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS, SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE